CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-5

Section 7.3 Indenture                       Distribution Date:         1/18/2005
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(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,985,316.67
               Class B Note Interest Requirement                      182,631.94
               Class C Note Interest Requirement                      284,962.50
                       Total                                        2,452,911.11

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         2.36347
               Class B Note Interest Requirement                         2.60903
               Class C Note Interest Requirement                         3.16625

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

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